UNITED STATES

SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 18, 2013

                                                                PATRIOT MINEFINDERS INC.

                                                     (Exact name of registrant as specified in its charter)

Nevada                                                                    000-53848                                                   30-0692325

(State or other jurisdiction of incorporation)                    (Commission File Number)                         (IRS Employer Identification No.)

700 - 510 West  Hastings  Street, Vancouver, British Columbia, Canada

V6B 1L8

 (Address of principal executive offices)                                                                        (Zip Code)

Registrant's telephone number, including area code  604-687-7160

                                                                                  N/A

(Former name or former address, changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

(a) (1)  On June 05, 2013, the Registrant received confirmation from the principal independent accountant, K R Margetson Ltd., whose address is 210 – 905 West Pender Street, North Vancouver, BC V6C 1L6 (“Margetson”), that it had declined to stand for re-election as the principal independent accountant to audit the Registrant’s financial statements for the fiscal year ending July 31, 2013.

Except as noted in the paragraph immediately below, the reports of Margetson for the fiscal years ended July 31, 2011 and 2012 did not contain any adverse opinion or disclaimer of opinion and such reports were not qualified or modified as to any uncertainty, audit scope or accounting principle.

The Audit report of Margetson on the Registrant’s financial statements for the fiscal year ended July 31, 2012 contained an explanatory paragraph which noted that the Registrant is an exploration stage company and has yet to commence active operations, which raises substantial doubt about its ability to continue as a going concern.

During the fiscal years ended July 31, 2011 and 2012, and the subsequent interim period up to and including the date of the resignation of Margetson, there have been no disagreements with Margetson on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Margetson would have caused them to make reference thereto in their report on the financial statements for such periods. Furthermore, there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K during the Registrant’s two most recent fiscal years and the subsequent interim period up to and including the date of the resignation of Margetson.

On October 20, 2013, the Registrant provided a draft copy of this report on Form 8-K to Margetson requesting their comments on the information contained therein. The responsive letter from Margetson is filed as an exhibit to this current report on Form 8-K.

(b) (1)  On October 18, 2013, the Registrant engaged the firm of Davidson & Co, LLP Chartered Accountants whose address is 1200 – 609 Granville Street, P.O. Box 10372, Pacific Centre, Vancouver, BC, Canada V7Y 1G6, (“Davidson”) as the principal accountant to audit the Registrant’s financial statements for the fiscal year ending July 31, 2013.

During the fiscal years ended July 31, 2011 and 2012, and the subsequent interim period prior to the engagement of Davidson, neither the Registrant nor anyone on its behalf consulted with Davidson regarding the application of accounting principles to a specified transaction whether completed or uncompleted, the type of audit opinion that might be rendered on the Registrant’s financial statements or as to any matter that was either the subject of a disagreement with the previous independent auditor or was a reportable event. The decision to engage Davidson was approved by the Registrant’s Audit Committee.

The Registrant provided a draft copy of this report on Form 8-K to Davidson prior to its filing, in order to provide Davidson with the opportunity to furnish the Registrant with a letter addressed to the Commission containing any new information, clarification of the Registrant’s expression of its views, or the respects in which Davidson does not agree with the statements made by the Registrant.

ITEM 9.01 FINANCIAL STATEMNTS AND EXHIBITS

(a)

Exhibit 1 – Responsive Letter from K R Margetson Ltd.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PATRIOT MINEFINDERS INC.

/s/ John LaGourgue

John LaGourgue

Director

Date: October 18, 2013